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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GENETRONICS BIOMEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENETRONICS BIOMEDICAL CORPORATION
11199 Sorrento Valley Road
San Diego, California 92121-1334

To the Stockholders of Genetronics Biomedical Corporation:

        Notice is hereby given that Genetronics Biomedical Corporation, a Delaware corporation, will be holding their Annual Meeting of Stockholders on May 22, 2003, at 9:00 a.m., local time, at their headquarters located at 11199 Sorrento Valley Road, San Diego, California 92121.

        You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope (for mailing in the United States only) to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our Stockholders are important.

        A copy of Genetronics' 2002 Annual Report is also enclosed.

        The Board of Directors and management look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/ AVTAR DHILLON Avtar Dhillon, M.D. President and Chief Executive Officer

GENETRONICS BIOMEDICAL CORPORATION
11199 Sorrento Valley Road, San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 22, 2003

To the Stockholders of Genetronics Biomedical Corporation:

        You are invited to attend the Annual Meeting of the Stockholders of Genetronics Biomedical Corporation, which will be held on May 22, 2003, at 9:00 a.m., local time, at our headquarters located at 11199 Sorrento Valley Road, San Diego, California 92121, for the following purposes:

  1.
  To elect directors. Management has nominated the following persons for election at the meeting:

    Avtar Dhillon, M.D.
    Tazdin Esmail
    James L. Heppell
    Gordon J. Politeski
    Felix Theeuwes, Ph.D.

  2.
  To approve the Amended and Restated Shareholder Rights Agreement dated March 25, 2003.

  3.
  To ratify the appointment of the independent accountants of Genetronics for 2003.

  4.
  To transact such other business as may properly come before the meeting.

        The Board of Directors recommends a vote for each of the nominees and for each proposal.

        Stockholders of record at the close of business on April 21, 2003, are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the Stockholders of record on April 21, 2003, will be available at Genetronics, during ordinary business hours, for examination by any Stockholder for any purpose relating to the meeting.

By order of the Board of Directors,

/s/ AVTAR DHILLON Avtar Dhillon, M.D. President and Chief Executive Officer

Dated: April 21, 2003

        IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

GENETRONICS BIOMEDICAL CORPORATION
11199 Sorrento Valley Road
San Diego, California 92121

Proxy Statement for Annual Meeting of Stockholders

        The accompanying proxy is solicited by the Board of Directors of Genetronics Biomedical Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held May 22, 2003, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is April 21, 2003, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders. Unless the context requires otherwise, references to "we," "us," "our," and "Genetronics" refer to Genetronics Biomedical Corporation.

GENERAL INFORMATION

        Annual Report.    An annual report for the year ended December 31, 2002, is enclosed with this Proxy Statement.

        Voting Securities.    Only stockholders of record as of the close of business on April 21, 2003, will be entitled to vote at the meeting and any adjournment thereof. As of the date of this statement, there are 50,423,552 shares of common stock, $0.001 par value, of Genetronics, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Genetronics' bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

        Solicitation of Proxies.    The cost of soliciting proxies will be borne by Genetronics. In addition, Genetronics will solicit stockholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Genetronics registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. Genetronics may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

        Voting of Proxies.    All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a Stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement, in favor of the other proposals specified in the Notice of the meeting, and in the discretion of the proxy holders on any other matter that comes before the meeting. A Stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of Genetronics of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

        Stock Ownership of Certain Beneficial Owners and Management.    The table herein sets forth certain information, as of March 31, 2003, with respect to the beneficial ownership of Genetronics' common stock by (i) all persons known by Genetronics to be the beneficial owners of more than 5% of the outstanding common stock of Genetronics, (ii) each nominee as a director of Genetronics, (iii) each executive officer of Genetronics named in the Summary Compensation Table, and (iv) each associate of any of the foregoing persons.

        Accountants.    Representatives of Ernst & Young LLP, Genetronics' principal accountant during the preceding fiscal year, will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to questions.

DIRECTORS AND EXECUTIVE OFFICERS

        Our executive officers and directors, the positions held by them and their ages as of December 31, 2002 are as follows:

Name	Age	Title
Avtar Dhillon, M.D.	41	Director; President and CEO
James L. Heppell(1)(2)	47	Director; Chairman of the Board
Tazdin Esmail(1)(2)(3)	54	Director
Gordon J. Politeski(1)(2)(3)	59	Director
Felix Theeuwes, Ph.D.(1)(2)(3)	66	Director
Robert Goodenow, Ph.D.	52	Vice President, Corporate Development
Peter D. Kies	39	Chief Financial Officer
Dietmar Rabussay, Ph.D.	61	Vice President, Research and Development
Brook Riggins	37	Vice President, Finance and Corporate Communications

(1)
Member of the Compensation Committee

(2)
Member of Nomination and Corporate Governance Committee

(3)
Member of the Audit Committee

        AVTAR DHILLON, M.D. joined Genetronics as the President and Chief Executive Officer, and as a director, in October 2001. Prior to joining Genetronics, Dr. Dhillon was engaged by MDS Capital Corp. as a consultant in July 1998, and subsequently became investment manager in August 1999 and Vice President in 2000. MDS Capital Corp., is one of North America's leading healthcare venture capital organizations. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years. From March 1997 to July 1998, Dr. Dhillon acted as consultant to Cardiome Pharma Corp., a biotechnology company listed on the Toronto Stock Exchange (the "TSE"). Dr. Dhillon has also acted as consultant to IGT Pharmaceuticals from May 1997 to November 1997, consultant to Inflazyme Pharmaceuticals Inc. from March 1996 to March 1997, and as a biotechnology investment analyst to various institutions from November 1996 to July 1998. Dr. Dhillon has a Bachelor of Science, honors degree in physiology and M.D. degree from the University of British Columbia.

        JAMES L. HEPPELL, L.L.B. has been a director of Genetronics since September 1994, Interim Chairman of the Board from September 1999 to March 2001, and Chairman of the Board since March 2001. Mr. Heppell is a founding Partner, President and Chief Executive Officer of Catalyst Corporate Finance Lawyers of Vancouver, British Columbia. Catalyst is the leading corporate finance law firm in Western Canada focused on representing technology companies. Since his call to the Bar in 1986, Mr. Heppell has worked closely with a number of biotechnology companies. In representing these companies, he has developed particular expertise in building early-stage technology companies and in completing cross-border financings and listings. In the last few years, Mr. Heppell has been a founder of, or an early investor in, a number of successful biotechnology startups. He has also become directly involved in raising money for these companies. Mr. Heppell is a director or officer of several biotechnology companies, including: Cardiome Pharma Corp. (TSX: COM) and Forbes Medi-Tech Inc. (TSE:FMI; NASDAQ:FMTI). He is also CEO, President, and Chair of the Investment Committee, of Qwest Emerging Biotech (VCC) Fund Ltd., a venture fund focused on financing early stage biotechnology opportunities. Mr. Heppell comes to his interest in biotechnology honestly as, in addition to his LL.B., he has a Bachelor of Science degree in Microbiology from the University of British Columbia.

        After being called to the Bar, Mr. Heppell was seconded to the British Columbia Securities Commission to work as a Filings Analyst for six months. He is now a member of the Securities Policy Advisory Committee to the Commission and is a Past-Chairman of the Securities Section of the

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Canadian Bar Association (British Columbia Branch). Mr. Heppell is a member of the Corporate Finance Committee of BC Biotech, the Body Zone Committee of Science World and the SFU Biotechnology Advisory Board. He is also the Volunteer Chairman of DadWalk Vancouver, an organization committed to recognizing the importance of fathers in the battle to end violence against women.

        Over the years, Mr. Heppell has written a number of articles and coordinated and taught numerous courses on corporate finance issues, such as raising money from angels, understanding venture capital term sheets, building boards, launching young technology companies, practicing blue chip corporate governance, carrying out cross-border financings and listing on Nasdaq. He writes a regular column for Business in Vancouver on the business of biotechnology and is the Co-editor of the Annotated British Columbia Securities Act and Regulations.

        TAZDIN ESMAIL has been a director of Genetronics since August 2000. Mr. Esmail brings to Genetronics over 20 years of experience in the biomedical and pharmaceutical fields. Formerly President and CEO, he is currently the Chairman of the Board of Directors of Forbes Medi-Tech Inc., a company listed on the TSX. He first joined Forbes in March 1992 as President and Chief Operating Officer and in 1997 became the President & CEO of the company. Prior to joining Forbes, Mr. Esmail was Vice President, Medical Operations of QLT PhotoTherapeutics Inc., a Vancouver-based biotechnology company. Prior to QLT, he was with Cyanamid Canada Inc., a subsidiary of American Cyanamid Company, in its Lederle multinational pharmaceutical division where he held several progressive senior management positions in areas such as strategic planning, sales and marketing, new product development, marketing research and management training.

        GORDON J. POLITESKI has been a director of Genetronics since May 1997. Mr. Politeski is currently Chairman and Chief Executive Officer of Novation Pharmaceuticals, a biotech company focused on RNA stability using orally active drugs. Mr. Politeski was founding President and Chief Executive Officer of Biomira, Inc., a cancer diagnostics and therapy company, and one of Canada's first publicly traded biotech companies. He served as President and General Manager for Allergan Pharmaceuticals a world leader in ophthalmology and now in "Botox". Mr. Politeski was formerly a director of BCY LifeSciences Inc.; a director of Brisbane Capital Corp and a former director of Daybreak Resources Corporation. Mr. Politeski is a graduate of the University of Saskatchewan and the Amos Tuck Executive Program at Dartmouth University.

        FELIX THEEUWES, Ph.D. has been a director of Genetronics since August 1999. From 1970 to June 1999 Dr. Theeuwes held various positions within Alza Corporation, directing research, technology development and product development for a variety of controlled drug delivery systems. Dr. Theeuwes co-founded DURECT Corporation where he is presently the Chairman and Chief Scientific Officer. DURECT Corporation spun out from Alza Corporation focusing on the development of pharmaceutical systems starting with applications of the DUROS™ system technology. Dr. Theeuwes' work at Alza led to the product introduction of the Alzet® mini osmotic pump series for animal research, and the OROS® systems series of products. He directed research in transdermal research and development, initiated the electrotransport/ionphoresis program, and initiated the DUROS™ osmotic implant program. Dr. Theeuwes holds more than 210 United States patents covering these systems and has published more than 80 articles and chapters of books. Dr. Theeuwes is a member of the board of directors of Vinifera Inc. and DURECT Corporation and a member of the scientific advisory board at Antigenics. In 1993, Dr. Theeuwes completed the Stanford Executive Program at Palo Alto, California.

        ROBERT GOODENOW, Ph.D. has been affiliated with Genetronics since January 2002 and became a full time employee in October 2002. Dr. Goodenow has over 12 years of senior management experience in the pharmaceutical industry. He was Director of Worldwide Oncology Business Development for Aventis. As Director of Corporate Marketing, Oncology with Rhone-Poulenc Rorer, he was responsible for franchise development, new products, and joint ventures including the global

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launch of oncology products. Dr. Goodenow was also Head of Gene Therapy Research & Development with Baxter Biotech, and was previously on the faculty at University of California, Berkeley, in genetics and immunology.

        PETER KIES has been employed by Genetronics since June 2002. Over the previous 14 years, Mr. Kies acquired broad expertise in the functional and strategic management of biotechnology and high technology companies across the full spectrum of corporate growth, from IPO to profitability. He was most recently Chief Financial Officer at Newgen Results Corporation, and previously held positions at Cytel Corporation and Ernst & Young, LLP. Mr. Kies holds a B.S. in Business Administration from United States International University in San Diego, California.

        DIETMAR RABUSSAY, Ph.D., joined Genetronics in November 1997 as Vice President for Research and Development. In addition to his R&D responsibilities, he was instrumental in developing and implementing the Gene Therapy Program and successfully negotiated several agreements with corporate partners in the Gene Therapy area. Previously, Dr. Rabussay served as Vice President, Research and Development, of Bethesda Research Laboratories, Inc. and Life Technologies, Inc. He contributed to the rapid growth of both companies from their inception to over $150 million in sales at his departure. Sales growth was primarily fueled by new product introductions. Dr. Rabussay also had general management responsibilities for the Molecular Biology Division of Bethesda Research Laboratories and successfully started new businesses within Life Technologies, Inc. Dr. Rabussay completed his doctoral work at the Max Planck Institute for Biochemistry in Munich, Germany, and held research and faculty positions at the University of California, San Diego, as well as at Florida State University, and at the University of Maryland. He also served a four year term as advisor to the National Institutes of Health

        BROOK RIGGINS, CFA, joined Genetronics in March 2002. Mr. Riggins has over 10 years public market experience. Prior to Genetronics, he was Vice President of Research, Special Situations, for Canaccord Capital Europe, where he was based in London, England, for three years. In total, Mr. Riggins worked for Canaccord Capital for six years as a research analyst. He worked for three years with a venture capital firm, Canfund Ventures, in Vancouver, Canada. Mr. Riggins received his Chartered Financial Analyst (CFA) designation in 1999. He received his MBA from the Schulich Business School at York University in 1992.

        No family relationships exist between any of the directors or executive officers of Genetronics.

Compensation of Directors

        Non-employee directors of Genetronics are paid a fee of $1,000 for each board or committee meeting a director attends in person; a director participating telephonically is paid $500 for each such meeting. In addition, each of the non-employee directors may receive an annual grant of an option to purchase shares of Genetronics' common stock. On September 7, 2001, our non-employee directors agreed to temporarily waive any cash compensation for attendance at board or committee meetings. In return, we granted a stock option to purchase 50,000 shares of common stock to each of our directors except for Dr. Avtar Dhillon. Directors of Genetronics do not otherwise receive separate compensation for their participation in board or committee meetings. We pay all reasonable expenses associated with directors' attendance at, and participation in, board and committee meetings, and other company business to which a director attends.

        On November 8, 2002, the directors agreed to accept payment for meetings and conference calls which took place on or after March 15, 2002. Payment of 50% of the monies owed was paid in November 2002. The remainder was paid in 2003 after the closing of the divestiture of Genetronics' BTX division. Remuneration to non-employee directors for services provided in 2003 will be paid on an ongoing basis.

4

Committees of The Board of Directors and Attendance at Board Meeting

        The Board of Directors met 11 times, the Audit Committee met four times, the Compensation Committee met eight times and the Nomination and Corporate Governance Committee met two times during the fiscal year ended December 31, 2002. Each director attended at least 75% of the aggregate number of meetings held by (i) the Board of Directors and (ii) those committees of the Board of Directors during the periods in which such director served.

Audit Committee

        The Audit Committee meets with our independent auditors quarterly to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained and receives and considers the auditors' comments (out of the presence of management) as to adequacy of staff and management performance and procedures in connection with the audit.

        The members of the Audit Committee are Tazdin Esmail (Chair), Gordon J. Politeski, and Felix Theeuwes.

        The Board of Directors adopted a charter for the Audit Committee on June 8, 2001.

Compensation Committee

        The Compensation Committee makes recommendations to the Board of Directors, based upon management's suggestions, regarding the salaries and incentive compensation for officers and key employees and performs such other functions regarding compensation as the Board may delegate.

        The members of the Compensation Committee are James L. Heppell (Chair), Tazdin Esmail, Felix Theeuwes, and Gordon J. Politeski.

Nomination and Corporate Governance Committee

        The Nomination and Corporate Governance Committee identifies and recommends candidates for election to the Board of Directors. It advises the Board of Directors on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors and compensation and benefit programs for non-employee directors. The Nomination and Corporate Governance Committee also makes recommendations relating to the duties and membership of committees of the Board of Directors, recommends processes to evaluate the performance and contributions of individual directors and the Board of Directors as a whole, approves procedures designed to provide that adequate orientation and training are provided to new members of the Board of Directors, consults with the Chief Executive Officer in the process of recruiting new directors and assists in locating senior management personnel and selecting members for the scientific advisory board. The Nomination and Corporate Governance Committee has developed a policy to govern the Genetronics' approach to corporate governance issues and provides a forum for concerns of individual directors about matters not easily or readily discussed in a full board meeting, e.g., the performance of management. Individual directors are entitled to engage outside advisors at the expense of Genetronics, with the prior approval of the Nomination and Corporate Governance Committee, and with the full knowledge of management.

        The members of the Nomination and Corporate Governance Committee are Gordon J. Politeski (Chair), James L. Heppell, Felix Theeuwes, and Tazdin Esmail.

        The Nomination and Corporate Governance Committee will consider nominees recommended by Stockholders. Any Stockholder who wishes to recommend for the Nomination and Corporate Governance Committee's consideration a prospective nominee to serve on the Board of Directors may

5

do so by giving the candidate's name and qualifications in writing to the Genetronics' Secretary at the following address: 11199 Sorrento Valley Road, San Diego, CA 92121-1334.

Corporate Governance

Stewardship of Genetronics

        The Board of Directors has implicitly and explicitly acknowledged its responsibility for the stewardship of Genetronics in the following ways:

Strategic Planning and Identification of Risks

        Management prepares an annual business plan for Genetronics and presents the plan to the Board of Directors for its review and comments. In connection therewith, the Board of Directors discusses various strategic matters with management and identifies business risks associated with our activities.

Senior Management

        The Board of Directors takes responsibility for appointing those members of senior management who become our officers. Currently, the senior officers of Genetronics are: Dr. Avtar Dhillon, President and Chief Executive Officer; Peter Kies, Chief Financial Officer; Dr. Dietmar Rabussay, Vice President, Research and Development; Dr. Robert Goodenow, Vice President Corporate Development; and Brook Riggins, Vice President, Finance and Corporate Communications.

Communications Policy

        The Board of Directors has procedures in place to ensure effective communication between Genetronics, its shareholders, prospective investors, and the public, including the dissemination of information on a regular and timely basis. Dr. Avtar Dhillon, James L. Heppell, Brook Riggins, and Peter Kies each devote a portion of their time to dealing with shareholders and prospective investors.

Internal Control and Management Information Systems

        The Board of Directors is responsible for our internal control and management information systems. The Audit Committee of the Board of Directors meets with our auditors annually to review the audited financial statements and to review our financial reporting procedures.

Independence from Management

        To ensure that the Board of Directors functions independently of management, we have separated the office of Chairman of the Board of Directors from that of Chief Executive Officer.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is responsible for determining the compensation of the executive officers of Genetronics. The members of the Compensation Committee for the fiscal year ended December 31, 2002 were James L. Heppell (Chair), Gordon J. Politeski, Felix Theeuwes, and Tazdin Esmail. No member of the Compensation Committee is a former or current officer or employee of Genetronics, other than James L. Heppell, our Chairman of the Board. No executive officers of Genetronics serve or have ever served on the board of directors or compensation committees of any other entity that has officers who serve or have served on Genetronics' Board of Directors or Compensation Committee.

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SUMMARY OF EXECUTIVE COMPENSATION

        The following table sets forth the compensation of our Chief Executive Officer and each of our other executive officers whose total annual compensation exceeded $100,000 during the fiscal years ended March 31, 2001, December 31, 2001 and December 31, 2002 (the "Named Executive Officers").

Summary Compensation Table

			Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year Ended(1)		Salary		Bonus		Other Annual Compensation		Securities Underlying Options	All Other Compensation
Avtar Dhillon, M.D.(3) President and CEO	12/31/02 12/31/01	(2)	$ $	203,398 36,922		$55,000 —	$ $	13,609 2,109	650,000 400,000	— —
Robert Goodenow, Ph.D(4) Vice President, Corporate Development	12/31/02			$17,288		—		—	230,000	—
Peter D. Kies(5) Chief Financial Officer	12/31/02			$57,212		—		—	180,000	—
Dietmar Rabussay, Ph.D(6) Vice President, Research & Development	12/31/02			$157,500		—		$4,302	60,000	—
Brook Riggins(7) Vice President, Finance and Corporate Communications	12/31/02			$89,729		—		—	260,000	—
William K. Dix(8) Former Vice President of Legal Affairs and Secretary	12/31/02 12/31/01 03/31/01	(2)	$ $ $	132,293 138,846 29,231	$	— — 45,000	$ $	3,969 2,850 —	30,000 55,000 100,000	$47,500 — —

(1)
On June 15, 2001, concurrent with the change in our jurisdiction of incorporation, we changed our fiscal year-end from March 31 to December 31, with the first of such new fiscal year ended December 31, 2001.

(2)
Nine month fiscal year, due to the change of our fiscal year-end from March 31 to December 31, with the first of such new fiscal year ended December 31, 2001.

(3)
Avtar Dhillon began employment on October 10, 2001.

(4)
Robert Goodenow began employment on October 1, 2002.

(5)
Peter D. Kies began employment on June 28, 2002.

(6)
Dietmar Rabussay has been employed by Genetronics since November 24, 1997. During the year ended December 31, 2002, he was name an executive officer.

(7)
Brook Riggins began employment on March 18, 2002.

(8)
William K. Dix ceased serving as our Vice President of Legal Affairs and Secretary on July 31, 2002.

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Employment Contracts and Termination of Employment and Change-In-Control Arrangements

        Genetronics has entered into employment agreements with the following named executive officers.

        Under the employment agreement with Dr. Avtar Dhillon dated October 10, 2001, Dr. Dhillon acts as our current President and Chief Executive Officer. Dr. Dhillon's employment agreement provided for an annual salary of $200,000. The Board reviews this salary annually. Dr. Dhillon was also granted 400,000 stock options vesting over three years with 100,000 shares vesting immediately, 37,500 shares vesting quarterly during the first year of the employment agreement, 25,000 shares vesting quarterly during the second year and 12,500 shares vesting quarterly during the third year. Dr. Dhillon will also receive an annual bonus, and additional stock option awards if certain milestone objectives agreed between the Board and Dr. Dhillon are met, as determined by the Board. Dr. Dhillon received living expenses of $2,000 per month for the six months following the date of his employment agreement and relocation expenses. He receives four weeks of paid vacation each year. In January 2003, Dr. Dhillon's annual salary was increased from $200,000 to $220,000.

        Under the employment agreement with Brook Riggins dated March 1, 2002, Mr. Riggins acts as our Vice President, Finance and Corporate Communications. Mr. Riggins' employment agreement provides for an annual salary of $108,000 with an discretionary annual bonus determined by the Board of Directors. The Board reviews this salary annually. Mr. Riggins received living expenses of up to $4,000 per month for the six weeks following the date of his agreement. Relocation expenses were reimbursed for expenses related to the employee relocation from London to San Diego, California. Mr. Riggins was also granted 200,000 stock options vesting over three years. He receives four weeks of paid vacation each year. In March 2003, Mr. Riggins was given a 5% increase in salary.

        Under the employment agreement with Robert Goodenow, Ph.D., dated October 1, 2002, Dr. Goodenow acts as our Vice President, Corporate Development. Dr. Goodenow's employment agreement provides for an annual salary of $145,000 with a discretionary annual bonus determined by the Board of Directors. The Board reviews this salary annually. Dr. Goodenow was also granted 150,000 stock options vesting over three years. He receives two weeks of paid vacation each year. In March 2003, Dr. Goodenow was given a 5% increase in salary.

        On July 31, 2002, we entered into a confidential separation agreement with William K. Dix. Mr. Dix was appointed our Vice President of Legal Affairs from January 10, 2001 to July 31, 2002. Of the 185,000 options granted to Mr. Dix, all vested and were exercisable until October 31, 2002.

        In January 1995, we entered into an employment agreement with Martin Nash, our then Senior Vice President. Mr. Nash was appointed President and Chief Executive Officer on September 7, 1999 and on July 10, 2001, Mr. Nash's resigned from the board of Genetronics. On July 17, 2001, we entered into a confidential separation agreement with Mr. Nash. The separation agreement provided Mr. Nash with a severance payment equivalent of 12 months base salary, less all appropriate federal and state income and employment taxes paid out over 12 months. Any vested stock options granted to Mr. Nash were exercisable until January 31, 2002. On January 28, 2002 Mr. Nash exercised all vested stock options. As part of the separation agreement we cancelled 200,000 stock options granted to Mr. Nash on December 19, 2001. We also provided a leased vehicle to Mr. Nash who agreed to deduct the lease payments from his severance package.

        Our executive officers participate, while they are employees, in all employee benefits maintained by Genetronics, including any group disability plan, insurance plan, medical and dental plans, and are entitled to reimbursement of all reasonable out-of-pocket Genetronics-related expenses.

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Options Granted in the Fiscal Year Ended December 31, 2002

        The following table sets out stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2002. The total number of options granted to our employees (not including shares underlying options granted to non-employee directors and consultants) during the fiscal year ended December 31, 2002 was 3,153,700. The exercise price per share of options granted represents the fair market value of the underlying shares of our common stock on the date the options were granted. The stock options expire ten years from the date of grant or earlier upon termination of employment. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of compounded share price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. These gains do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on option exercises depend upon the future performance of our common stock.

Options Granted in the Fiscal Year Ended December 31, 2002
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Individual Grants
	Securities Under Options Granted		Percent of Total Options Granted to Employees
Name					Exercise or Base Price (Per Share)		Expiration Date
								5%		10%
Avtar Dhillon, M.D.	100,000 500,000 50,000	(1) (2) (1)	3.17 15.85 1.59	% % %	$ $ $	0.41 0.49 0.25	4/28/12 6/27/12 10/24/12	$ $ $	25,785 154,079 7,861	$ $ $	65,343 390,467 19,922
Robert Goodenow, Ph.D.	30,000 150,000 30,000	(1) (1) (1)	0.95 4.76 0.95	% % %	$ $ $	0.41 0.27 0.25	4/28/12 9/30/12 10/24/12	$ $ $	7,735 25,470 4,717	$ $ $	19,603 64,547 11,953
Peter D. Kies	150,000 30,000	(1) (1)	4.76 0.95	% %	$ $	0.49 0.25	6/27/12 10/24/12	$ $	46,224 4,717	$ $	117,140 11,953
Dietmar Rabussay, Ph.D.	30,000 30,000	(1) (1)	0.95 0.95	% %	$ $	0.41 0.25	4/28/12 10/24/12	$ $	7,735 4,717	$ $	19,603 11,953
Brook Riggins	200,000 30,000 30,000	(3) (1) (1)	6.34 0.95 0.95	% % %	$ $ $	0.55 0.41 0.25	3/17/12 4/28/12 10/24/12	$ $ $	69,178 7,735 4,717	$ $ $	175,312 19,603 11,953
William K. Dix(4)	30,000	(1)	0.95%			$0.41	4/28/02		$7,735		$19,603

(1)
Options vest and become exercisable at the rate of 25% on the date of grant and 25% per year on each anniversary of the date of grant.

(2)
Options vest and become exercisable at the rate of 33.33% on the first anniversary of the date of grant and 33.33% per year on each anniversary thereafter.

(3)
Options vest and become exercisable at the rate of 25% on the day after the date of grant, 9.375% on each of June 18, September 18, and December 18, 2002 and March 18, 2003, 6.25% on each of June 18, September 18, and December 18, 2003 and March 18, 2004, and 3.125% on each of June 18, September 18, and December 18, 2004 and March 18, 2005.

(4)
William K. Dix ceased serving as an employee of Genetronics on July 31, 2002.

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Aggregated Option Exercises in the Fiscal Year Ended December 31, 2002 and 2002 Fiscal Year-End Option Values

        The following table sets forth the outstanding stock options of the Named Executive Officers as of December 31, 2002. None of the Named Executive Officers exercised stock options in the fiscal year ended December 31, 2002. The value of the unexercised "in-the-money" options is based on the closing price of our common stock of $0.27 on the American Stock Exchange ("AMEX") as of December 31, 2002, minus the exercise price, multiplied by the number of shares underlying the option.

	2002 Fiscal Year-End Option Values
	Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Avtar Dhillon, M.D.	287,500	762,500	$250	$750
Robert Goodenow	72,500	157,500	$150	$450
Peter Kies	45,000	135,000	$150	$450
Dietmar Rabussay, Ph.D.	188,750	76,250	$150	$450
Brook Riggins	121,250	138,750	$150	$450
William K. Dix	—	—	$—	$—

Equity Compensation Plan Information

        The following table provides information as of December 31, 2002, about our common stock that may be issued upon the exercise of options under our 1995, 1997, and 2000 Stock Option Plans that were approved by our stockholders or that may be issued upon the exercise of options granted outside of these equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)
Equity compensation plans approved by shareholders	6,904,400	(1)	$1.12	4,940,875	(2)
Equity compensation plans not approved by shareholders	—		—	—

Total	6,904,400			4,940,875

(1)
Represents options granted under the 1995, 1997, and 2000 Stock Option Plans to purchase 490,500, 1,354,775 and 5,059,125 shares of our common stock, respectively.

(2)
Represents 4,940,875 shares reserved for issuance under the 2000 Stock Option Plan. The 1995 Plan was suspended by the Board of Directors in June 1997 and the 1997 Plan was suspended by the Board of Directors in July 2000. No further options will be granted pursuant to these plans.

10

REPORT OF THE COMPENSATION COMMITTEE

        The compensation programs of Genetronics are designed to reward performance and to be competitive with the compensation agreements of other biomedical companies. The Compensation Committee of the Board of Directors evaluates each executive officer position to establish skill requirements and levels of responsibility. The Compensation Committee, after referring to information from other corporations and public data, determines the compensation for the executive officers.

Objectives

        The primary objectives of our executive compensation program are to enable us to attract, motivate and retain qualified individuals and to align their success with that of our stockholders through the achievement of strategic corporate objectives and the creation of stockholder value. The level of compensation paid to each executive is based on the executive's overall experience, responsibility and performance. Executive officer compensation is composed of salary, bonuses and the opportunity to receive options granted under our Stock Option Plan.

Salary

        Salary ranges are determined following a review of the market data for similar positions in corporations of a comparable size and type of operations to Genetronics, individual responsibilities and performance, and internal equity within Genetronics. The salary for each executive officer is largely determined by the terms of the officer's employment agreement with us.

Bonuses

        Our company may provide annual incentive compensation to the executive officers through bonus arrangements. Awards are contingent upon the achievement of corporate and individual objectives determined by our Compensation Committee.

Stock Option Plan

        The executive officers may be granted incentive stock options or non-incentive stock options under our 2000 Stock Option Plan. In previous years, stock options or non-incentive stock options were granted under the 1995 and 1997 Stock Option Plans, which we discussed in Note 10 to the consolidated financial statements.

Compensation of President and Chief Executive Officer

        The Committee considers with particular care the compensation of our Chief Executive Officer, and recommends such compensation for Board approval. Dr. Avtar Dhillon was appointed our President and Chief Executive Officer on October 10, 2001. Dr. Dhillon's base salary is currently $220,000. Dr. Dhillon's salary was based upon predecessor chief executive officers' salaries and a survey of similarly situated companies in San Diego, California. The Board reviews this salary annually. Dr. Dhillon will also receive an annual bonus if certain milestone objectives agreed between the Board and Dr. Dhillon are met, as determined by the Board.

Respectfully submitted,
James L. Heppell (Chair) Gordon J. Politeski Felix Theeuwes

11

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees Genetronics' financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Genetronics' accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Genetronics including the matters in the written disclosures required by the Independence Standards Board (which written disclosures were delivered to Genetronics) and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with our independent auditors the overall scope and plans for their respective audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

        In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of Genetronics' independent auditors. All members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards.

Respectfully submitted,
Tazdin Esmail (Chair) Gordon J. Politeski Felix Theeuwes

PRINCIPAL ACCOUNTING FIRM FEES

        Audit Fees.    The aggregate fees billed by Ernst & Young LLP for professional services for the audit of Genetronics' annual consolidated financial statements for the year ended December 31, 2002, and the review of the consolidated financial statements included in Genetronics' quarterly reports on Form 10-Q for the year ended December 31, 2002 were approximately $90,000.

        Audit Related Fees.    The aggregate fees from Ernst & Young LLP for professional services rendered in connection with registration statements, restatements, and consents for the year ended December 31, 2002 were approximately $160,000.

        Financial Information Systems Design and Implementation Fees.    There were no fees billed by Ernst & Young LLP to Genetronics for financial information systems design and implementation for the year ended December 31, 2002.

        All Other Fees.    The aggregate fees billed to Genetronics for all other services rendered by Ernst & Young LLP for the year ended December 31, 2002, including income tax returns and tax consultations were approximately $15,000.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of March 31, 2003, with respect to the beneficial ownership of Genetronics' common stock by (i) each person known by Genetronics to be the beneficial owners of more than 5% of the outstanding common stock of Genetronics, (ii) each director of Genetronics, (iii) each of the Named Executive Officers, and (iv) all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or become exercisable within 60 days of March 31, 2003 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder's percentage of ownership in the following table is based upon 50,423,552 shares of common stock outstanding as of March 31, 2003. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. Unless otherwise indicated,

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the address of each beneficial owner listed below is in care of Genetronics at 11199 Sorrento Valley Road, San Diego, California 92121.

Beneficial Owner of Shares of Common Stock	Amount and Nature of Beneficial Ownership of Shares of Common Stock	Percent of Class of Shares of Common Stock
Activest Investmentgesellschaft mbh(4) Arabellastr. 27 81925 Muenchen, Germany	2,500,000	4.96%
Newton Investment Management Ltd.(5) 71 Queen Victoria St. London, EC4V4DR United Kingdom	3,204,957	6.36%
Lois J. Crandell(6)	2,764,588	5.44%
Günter A. Hofmann(7)	2,764,588	5.44%
Aran Asset Management SA(8) Alpenstrasse 11 6304 Zug, Switzerland	2,875,366	5.61%
Johnson & Johnson Development Corporation(9) One Johnson & Johnson Plaza New Brunswick, New Jersey, 08933	2,242,611	4.45%
Conus Partners, Inc.(10) One Rockefeller Plaza, 19th Floor New York, New York, 10020	4,945,311	9.64%
Kinetic Capital L.P.(11) 1460-777 Hornby Street Vancouver, BC, V6Z 1S4, Canada	2,240,000	4.39%
Dr. Avtar Dhillon(12)	678,100	1.33%
James L. Heppell(13)	297,920	*
Gordon J. Politeski(14)	240,000	*
Felix Theeuwes(15)	402,000	*
Tazdin Esmail(16)	194,785	*
Dietmar Rabussay(17)	310,362	*
Brook Riggins(18)	408,934	*
William K. Dix(19)	38,307	*
Peter Kies(20)	57,500	*
Robert Goodenow(21)	92,500	*

All executive officers and directors as a group(22) (10 persons)	2,720,408	5.19%

*
less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of Genetronics at 11199 Sorrento Valley Rd., San Diego, California 92121.

(2)
Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)
Shares of common stock subject to options or warrants exercisable within 60 days of March 31, 2003, are deemed outstanding for computing the percentage of the person or entity holding such

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  options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentage of beneficial ownership is based upon 50,423,552 shares of our common stock outstanding as of March 31, 2003.

(4)
In our previous filings, Foreign & Colonial Bank, an institutional investor based in London, England, was listed as the beneficial owner of 3,450,000 shares. Until November of 2001, Foreign & Colonial Bank was under a management contract to manage a biotech investment fund on behalf of Activest. It is our understanding that the contract expired in November 2001 and was not renewed. As a result, Activest has taken control of the fund and has become the beneficial owner of the 2,500,000 shares held as of March 31, 2003. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Activist is Dr. Joerg Blumentrath.

(5)
We have been advised that the individual who directs the investment and voting decisions for the shares owned by Newton Investment Management Ltd. is Stuart Eaton.

(6)
Includes 169,825 shares of common stock issuable pursuant to options exercisable within 60 days of March 31, 2003. Also includes 2,115,399 shares and options owned by Günter A. Hofmann, Ms. Crandell's husband. Ms. Crandell disclaims beneficial ownership of Dr. Hofmann's shares.

(7)
Includes 232,200 shares of common stock issuable pursuant to options exercisable within 60 days of March 31, 2003. Also includes 649,189 shares and options owned by Lois J. Crandell, Dr. Hofmann's wife. Dr. Hofmann disclaims beneficial ownership of Ms. Crandell's shares.

(8)
Includes 801,666 shares of common stock issuable pursuant to warrants exercisable within 60 days of March 31,2003. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Aran Asset Management is Michael Thalmann.

(9)
We have been advised that the individual who directs the investment and voting decisions for the shares owned by Johnson & Johnson Development Corporation is Roy Cosan.

(10)
Includes 853,666 shares of common stock issuable pursuant to warrants exercisable within 60 days of March 31, 2003. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Conus Partners, Inc. is Andrew Zacks.

(11)
Includes 640,000 shares of common stock issuable pursuant to warrants exercise exercisable within 60 days of March 31, 2003. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Kinetic Capital L.P. is Frank Barker.

(12)
Includes 477,274 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003.

(13)
Includes 265,320 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003.

(14)
Includes 240,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 31, 2003.

(15)
Includes 230,000 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003.

(16)
Includes 173,510 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003.

(17)
Includes 238,032 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003.

(18)
Includes 202,552 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003.

(19)
Includes 7,659 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003. Mr. Dix's employment ended on July 31, 2002.

(20)
Includes 57,500 shares of common stock issuable pursuant to options exercisable within 60 days of March 31, 2003.

(21)
Includes 92,500 shares of common stock issuable pursuant to options exercisable within 60 days of March 31, 2003.

(22)
Includes 1,984,347 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 31, 2003.

15

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

        The following graph compares the monthly relative returns a stockholder of Genetronics would have versus the AMEX Composite Index, assuming a $100 investment was made on December 8, 1998, the date that our common stock was listed for trading on the American Stock Exchange ("AMEX"). The AMEX Index represents all AMEX-listed companies. The AMEX Composite Index started on December 29, 1995. The S & P Super Cap Biotechnology Index started on July 1, 1996 and is comprised of 16 biotechnology firms culled from the S & P Super Cap Index. Each of the indices assumes that all dividends were reinvested.

COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*
AMONG GENETRONICS BIOMEDICAL CORPORATION,
THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
AND S & P SUPERCAP BIOTECHNOLOGY INDEX

        $100 invested on 12/8/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Company/Index	Dec. 8, 1998	March 31, 1999	March 31, 2000	March 31, 2001	Dec. 31 2001	Dec. 31, 2002
Genetronics	$100.00	$89.82	$166.08	$20.88	$17.35	$7.32
AMEX Index	100.00	106.48	155.38	123.05	123.43	104.12
S & P Super Cap Biotechnology Index	100.00	147.35	265.44	250.72	269.02	194.45

        The stock performance of Genetronics' common stock shown on the graph above is not necessarily indicative of future performance. Genetronics will not make or endorse any predictions as to its future stock performance.

16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Pursuant to a private placement (the "Private Placement") of special warrants that closed on November 30, 2001, and raised aggregate gross proceeds to Genetronics of $2,345,622, a number of investors required that Dr. Avtar Dhillon, our Chief Executive Officer, President and one of our directors, participate in the Private Placement. We loaned $65,000 (the "Loan") to Dr. Dhillon to enable him to purchase 144,444 special warrants (the "Special Warrants"), at a purchase price of $0.45 per Special Warrant, that is approximately 3% of the aggregate number of special warrants that were issued. The Loan was repayable in three years, and interest accrued at the prime rate of the Union Bank of California published on November 9, 2001, over the term of the Loan. As security for Dr. Dhillon's due repayment of the Loan, Dr. Dhillon entered into an agreement with Genetronics dated November 9, 2001, (the "Loan Agreement") and executed a Promissory Note attached to the Loan Agreement. Pursuant to the Loan Agreement, Dr. Dhillon granted to Genetronics a security interest in the Special Warrants, and in the common shares and common share purchase warrants to be issued pursuant to the exercise of the Special Warrants. As further security, Dr. Dhillon agreed to use all proceeds realized by any sale of said Special Warrants, common shares, common share purchase warrants (the "Warrants") or common shares to be issued upon exercise of the Warrants and any cash bonuses that he receives as a result of his employment with us to pay down the Loan until it was fully repaid. During the first quarter of 2003, this loan was paid in full with proceeds from his 2002 bonus.

        As described in Note 16 to the Financial Statements, we incurred legal fees charged by the law firm of Catalyst Corporate Finance Lawyers in Vancouver, British Columbia, Canada, in the amount of $337,150 in the year ended December 31, 2002. James L. Heppell, a partner of that law firm, is the Chairman of our Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Act of 1934 (the "Exchange Act") requires Genetronics' officers, directors and persons who own more than ten percent of a registered class of Genetronics' securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Securities of Genetronics. Officers, directors and greater than ten percent stockholders are required by the Securities and Exchange Commission's regulations to furnish Genetronics with copies of all filed Section 16(a) forms.

        Based solely on Genetronics' review of the copies of such reports furnished to Genetronics, management believes that all officers, directors and greater than ten percent stockholders complied with the filing requirements of Section 16(a) for the fiscal year ending December 31, 2002.

17

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The nominees for election at the Annual Meeting of Stockholders to fill the positions on the Board of Directors are Avtar Dhillon, M.D., James L. Heppell, Tazdin Esmail, Gordon J. Politeski, and Felix Theeuwes, Ph.D. If elected, the nominees will serve as directors until Genetronics' Annual Meeting of Stockholders in 2004, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

        If a quorum is present, the five nominees for the positions as directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote, although abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum. The Board of Directors Unanimously Recommends a Vote "FOR" the Nominees Named Above.

PROPOSAL NO. 2

APPROVAL OF AN EXTENSION TO THE EXISTING SHAREHOLDER RIGHTS PLAN

        On June 20, 1997 the Board of Directors adopted a shareholder rights agreement (the "Rights Agreement") to ensure, to the extent possible, that all stockholders of Genetronics are treated fairly in connection with any take-over offer for Genetronics. The Rights Agreement was subsequently approved by the stockholders of Genetronics on July 28, 1997.

        The Rights Agreement will expire on May 22, 2003, provided, however, that the Rights Agreement may be extended for a further five years subject to the approval of the independent stockholders of Genetronics.

        On March 25, 2003 the Board of Directors authorized that the Rights Agreement be amended (the "Amended and Restated Rights Agreement") to reflect the extension of the Rights Agreement for an additional five years and to make any non-material changes. The Board of Directors further agreed to submit the Amended and Restated Rights Agreement to the independent stockholders of Genetronics for their consideration, and if thought fit, approval, ratifying the continued existence of the Amended and Restated Rights Agreement for a further five years. The full text of the Amended and Restated Rights Agreement is attached as Exhibit "A" to this Proxy Statement. Initially capitalized terms used below without express definition have the meanings ascribed to them in the Amended Rights Agreement.

        In considering whether to adopt the Amended and Restated Rights Agreement, the Board of Directors considered the current legislative framework in the United States governing take-over bids, developments in the terms of shareholder rights plans over the last number of years and the actual experiences in hostile take-over bids in the United States which have taken place over the last few years for target corporations having shareholder rights plans. The Amended and Restated Rights Agreement was not adopted by the Board of Directors in response to, or in anticipation of, any acquisition proposal, and is not intended to prevent a take-over bid being made for Genetronics or to secure continuance of management or the directors in office.

Summary of the Amended Rights Plan

        Pursuant to the Amended and Restated Rights Agreement, one right (the "Right") is issued for each share outstanding from time to time. The Right attaches to the share and may not be transferred separately from the share until the Right becomes separate and exercisable after the Separation Time. The Separation Time is the date which is ten days after the earlier of the date a person acquires 20%

18

or more of the shares (a "Flip-in-Event"), and the date of the commencement or announcement of a take-over bid (other than a Permitted Bid as defined below). Each Right thereafter constitutes the right to purchase from Genetronics one share for $20 (the "Exercise Price"). Ten days after a Flip-in-Event the Rights are adjusted such that upon payment of the Exercise Price the holder will receive that number of shares having an aggregate market price, as of the date of exercise, equal to twice the Exercise Price.

        As an example, assuming the shares of Genetronics were trading at $5.00, for each share held at the time of the Flip-in-Event, a stockholder would have the right to purchase a further eight shares (calculated by dividing twice the Exercise Price of $20 ($40) by the fair market value of the shares ($5)) upon the occurrence of a Flip-in-Event at $2.50 (one-half the fair market value of the shares) per share for an aggregate of $20. This effectively results in each stockholder of Genetronics, other than the potential bidder, being able to purchase a large block of shares of Genetronics at one-half the fair market value of the shares at the time of the Flip-in-Event. The threat of massive dilution posed by the Amended and Restated Rights Agreement is intended to force a potential bidder to negotiate with the Board of Directors in order to allow the offer to proceed.

Permitted Bid

        Under the Amended and Restated Rights Agreement, a Permitted Bid is a bid made for all of Genetronics' voting shares and which is open for at least 90 days. If at the end of the 90 days at least 50% of the outstanding voting shares, other than those owned by the bidder and certain related parties, have been tendered, the bidder may take up and pay for the shares but must extend the bid for a further ten days to permit other stockholders to tender. Under the Permitted Bid provision, stockholders are assured of an adequate opportunity to consider the bid and the Board of Directors will be given ample opportunity to fully review alternate opportunities and to make recommendations to stockholders. The Board of Directors is authorized by the Amended and Restated Rights Agreement to redeem the Rights, at its option, at a price of $0.001 per Right and is further authorized to waive the requirements of the Amended and Rights Agreement in connection with a specific take-over bid.

Vote Required and Board of Directors' Recommendation

        The Amended and Restated Rights Agreement incorporates the extension of the Rights Agreement for an additional five years and was approved by the Board of Directors in order to encourage the fair treatment of all stockholders of Genetronics in connection with any take-over offer for Genetronics and to discourage take-over attempts that may not be in the best interests of the stockholders of Genetronics. The Amended and Restated Rights Agreement is designed to give the Board of Directors of Genetronics the time to pursue other alternatives to maximize stockholder value in the event of an unsolicited take-over offer for Genetronics.

        The Amended and Restated Rights Agreement provides that the Rights Agreement may be extended for a period of five years, provided that a Flip-in Event has not occurred prior to such time, and provided that the independent stockholders of Genetronics approve and ratify the continued existence of the Rights Agreement. The Board of Directors believes that the Amended and Restated Rights Agreement is in the best interests of Genetronics and its stockholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote "FOR" approval of the Amended and Restated Rights Agreement, and the independent stockholders will be asked to pass the following resolution:

        "BE IT RESOLVED THAT:

  1.
  the amended and restated shareholder rights agreement (the "Rights Agreement") between Genetronics Biomedical Corporation and Computershare Trust Company of Canada dated June 20, 1997 as amended on March 25, 2003 be approved and ratified; and

19

  2.
  any one or more of the directors and officers of Genetronics be authorized and directed to perform all such acts, deeds and things and execute, under the seal of Genetronics or otherwise, all such documents and other writings, including treasury orders, stock exchange and securities commission forms, as may be required to give effect to the true intent of this resolution."

        If a quorum is present, the above resolution must be approved by not less than a majority of the votes cast by the stockholders of Genetronics. Abstentions will be counted as votes cast against the proposal, and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted as shares present for purposes of determining the presence of a quorum. The Board of Directors Unanimously Recommends A Vote "For" Approval Of The Amended and Restated Rights Agreement, as discussed above.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        Genetronics appointed Ernst & Young LLP as its independent accountants for the fiscal year ending December 31, 2003. Ernst & Young LLP has served as Genetronics' auditors since December 13, 1994. Services provided Genetronics during the year ending December 31, 2002 included the audit of Genetronics' consolidated financial statements as of and for the year ending December 31, 2002, review of Genetronics' consolidated financial statements included in the quarterly reports on Form 10-Q for the year ending December 31, 2002, services related to filings with the Securities and Exchange Commission and the British Columbia Securities Commission and consultations in various tax and accounting.

        Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

Board of Directors Recommendation

        If a quorum is present, the above ratification must be approved by not less than a majority of the votes cast by the stockholders of Genetronics who, being entitled to do so, vote in person or by proxy at the Meeting. Abstentions will be counted as votes cast against the proposal, and broker non-votes will not be counted as cast and will have no effect on the result of the vote, although they will be counted as shares present for purposes of determining the presence of a quorum.

        In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

        The Board unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as Genetronics' independent accountants for the fiscal year ending December 31, 2003.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Our bylaws require that, for business to be properly brought by a stockholder before an annual meeting, notice must be delivered or mailed by the stockholder and received by Genetronics not less than 120 calendar days prior to the one year anniversary of the date Genetronics' proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except if we did not hold an annual meeting the previous year, or if the date of this year's annual meeting has been changed by more than thirty days from the date of the previous year's meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials.

20

        All stockholders proposals that are intended to be presented at the 2004 Annual Meeting of the Stockholders of Genetronics must be received by Genetronics at our offices at 11199 Sorrento Valley Road, San Diego, California 92121-1334, ATTN: Corporate Secretary, no later than November 18, 2003, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting. Any stockholder who intends to present a proposal at Genetronics' 2004 Annual Meeting of Stockholders without requesting Genetronics to include such proposal in Genetronics' proxy statement must notify Genetronics no later than February 6, 2004, of his, her or its intention to present the proposal. Otherwise, Genetronics may exercise discretionary voting with respect to such stockholder's proposal pursuant to authority conferred on Genetronics by proxies to be solicited by the Board of Directors of Genetronics and delivered to Genetronics in connection with the meeting.

FORM 10-K AND ANNUAL REPORT

        Genetronics filed an annual report on Form 10-K with the Securities and Exchange Commission on or about March 31, 2003. Stockholders may obtain a copy of this report, without charge. Requests should be made to the Corporate Secretary of Genetronics at Genetronics' offices located at 11199 Sorrento Valley Road, San Diego, CA 92121. Genetronics' annual report to stockholders for the year ending December 31, 2002 is enclosed herewith. The annual report is not incorporated into this proxy statement and is not considered proxy material.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

        Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors

/s/ AVTAR DHILLON Avtar Dhillon, M.D. President and Chief Executive Officer

Dated: April 21, 2003
San Diego, California

21

EXHIBIT A

AMENDED AND RESTATED
SHAREDHOLDER RIGHTS AGREEMENT

        THIS AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT made originally as of June 20, 1997 and amended as of March 25, 2003

BETWEEN:

  GENETRONICS BIOMEDICAL CORPORATION, a corporation organized under the General Corporation Law of the State of Delaware, having an office at 11199 Sorrento Valley Road, San Diego, California 92121

  (the "Corporation")

AND:

  COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, having an office address at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9

  (the "Rights Agent")

WITNESSES THAT WHEREAS:

          A.    on June 20, 1997 the Board of Directors adopted a shareholder rights plan (the "Original Plan") that was subsequently approved by the shareholders of the Company on July 28, 1997 to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over offer for the Corporation;

          B.    the Original Plan will expire on the earlier of: (a) the date that the Rights issued under the plan expire; and (ii) the close of business on the date on which the first annual general meeting of shareholders of the Corporation following the fifth anniversary of the date of the Original Plan is held; provided, however, that the Original Plan may be extended for a further five years subject to the approval of the Independent Shareholders;

          C.    the Board of Directors has determined that it is advisable and in the best interests of the Corporation to extend the term of the Original Plan and create an amended and restated shareholder rights plan (the "Rights Plan");

          D.    in order to implement the Rights Plan the Board of Directors has:

    (a)
    authorized and declared, subject to the approval of applicable regulatory authorities, the issuance of one right (a "Right"), effective at the Record Time, in respect of each Voting Share outstanding at that time and each Voting Share issuable upon the exercise or conversion of Convertible Securities outstanding at that time, and

    (b)
    authorized, subject to the approval of applicable regulatory authorities, the issuance of one Right in respect of each Voting Share and each Voting Share issuable upon the exercise or conversion of Convertible Securities, issued in either case after the Record Time and prior to the earlier of the Separation Time and the Expiration Time;

          E.    each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein; and

          F.    the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to herein.

        NOW THEREFORE in consideration of the premises and their respective agreements set forth herein, the parties hereby agree as follows:

1.    INTERPRETATION

1.1  Certain Definitions

        For purposes of this Agreement, the following terms have the meanings indicated:

  (a)
  "Acquiring Person" means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares, but does not include:

  (i)
  the Corporation, any Subsidiary of the Corporation or any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or any Subsidiary of the Corporation;

  (ii)
  any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of:

  (A)
  a Voting Share Reduction;

  (B)
  a Permitted Bid Acquisition;

  (C)
  an Exempt Acquisition; or

  (D)
  a Pro Rata Acquisition;

      provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition, and thereafter becomes the Beneficial Owner of any additional Voting Shares (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition) then, as of the date that such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an "Acquiring Person";

    (iii)
    for the period of ten days after the first date of public announcement of facts indicating that any Person has participated in, has made, proposes or intends to make or is participating in a Takeover Bid or any plan or proposal relating thereto or resulting therein including, without limitation, a report filed pursuant to Section 111 of the Securities Act, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause 1.1 (d)(vii) solely because such Person or the Beneficial Owner of such Voting Shares has participated in, has made, proposes or intends to make or is participating in a Takeover Bid or any plan or proposal relating thereto or resulting therein, either alone or by acting jointly or in concert with any other Person; or

    (iv)
    an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a bona fide distribution to the public of securities.

  (b)
  "Affiliate", when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a Person shall be deemed to be controlled by another Person if controlled in any manner whatsoever that results in control in fact by that other Person, whether directly or indirectly, and whether through share ownership, a trust, a contract or otherwise.

  (c)
  "Associate", when used to indicate a relationship with a specified Person, means:

  (i)
  any body corporate, partnership or other organization of which such specified Person is a director, officer or partner;

  (ii)
  any trust or other estate in which such specified Person has a 10% or greater beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity;

  (iii)
  any relative of such specified Person who has the same home as such specified Person, or any person to whom such specified Person is married, or any person with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other person who has the same home as such specified Person;

  (iv)
  any Person who is a director, officer, partner or trustee of such specified Person or of any body corporate, partnership or other organization (other than the Corporation or any Subsidiary of the Corporation) which is an Affiliate or Associate of such specified Person; and

  (v)
  any body corporate of which such specified Person beneficially owns, directly or indirectly, voting shares carrying more than 10% of the voting rights attaching to all voting shares of the body corporate for the time being outstanding.

  (d)
  A Person is deemed the "Beneficial Owner" and to have "Beneficial Ownership" of, and to "Beneficially Own":

  (i)
  any securities as to which such Person or any of such Person's Affiliates or Associates is, or may be deemed to be, the direct or indirect beneficial owner and, for this purpose, a Person shall be deemed to be a beneficial owner of all securities;

  (A)
  owned by a partnership of which such Person or any of such Person's Affiliates or Associates is a partner;

  (B)
  owned by a trust of which such Person or any of such Person's Affiliates or Associates is a beneficiary (whether their interest in the trust is present or future, and/or vested or contingent);

  (C)
  over which such Person or any of such Person's Affiliates or Associates exercises control or is deemed to exercise control pursuant to the Securities Act;

  (D)
  owned jointly or in common with others; and

  (E)
  of which such Person or any of such Person's Affiliates or Associates si deemed to be the beneficial owner pursuant to the Company Act or the Securities Act for the purposes of insider trading or take-over bids, whether or not such laws or regulations apply to such Person or such Person's Affiliates or Associates and whether or not such beneficial owner or deemed beneficial owner is the holder of record of such securities;

  (ii)
  any securities as to which such Person or any of such Person's Affiliates or Associates has, directly or indirectly:

  (A)
  the right to become Beneficial Owner within the meaning of Clause (i) of this Subsection 1.1(d), (whether such right is exercisable immediately or after the passage of time or upon the occurrence of a contingency or payment of instalments or otherwise) pursuant to any agreement, arrangement, pledge or understanding or otherwise, whether or not in writing, other than (x) customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a bona fide distribution to the public of securities and (y) pledges of securities to financial institutions or registered brokers or dealers in the ordinary course of business for the purpose of giving collateral for a debt made in god faith and not entered into with the purpose nor with the effect of changing or influencing the control of the Corporation nor in connection with any transaction having such purpose or effect and not providing for a grant to the pledgee of the power to vote or direct the vote of the pledged securities or the power to dispose or direct the disposition of the pledged securities (other than for purposes of a bona fide realization of the security constituted thereby), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), or options, or otherwise; or

      (B)
      the right to vote or to direct the vote of such securities (whether such right is exercisable immediately or after the passage of time or upon the occurrence of a contingency or payment of instalments or otherwise) pursuant to any agreement, arrangement or understanding or otherwise (whether or not in writing); and

    (iii)
    any securities which are Beneficially Owned within the meaning of Clauses (i) or (ii) of this Subsection 1.1(d) by any other Person with which such Person or any of such Person's Affiliates or Associates is acting jointly or in concert or has any agreement, arrangement or understanding, whether or not in writing, other than (x) customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a bona fide distribution to the public of securities and (y) pledges of securities to financial institutions or registered brokers or dealers in the ordinary course of business for the purpose of giving collateral for a debt made in good faith and not entered into with the purpose nor with the effect of changing or influencing the control of the Corporation nor in connection with any transaction having such purpose or effect and not providing for a grant to the pledgee of the power to vote or direct the vote of the pledged securities or the power to dispose or direct the disposition of the pledged securities (other than for purposes of a bona~ realization of the security constituted thereby), with respect to, or for the purpose of, acquiring, holding, voting or disposing of any Voting Shares or Convertible Securities or acquiring, holding or disposing of a significant portion of the property or assets of the Corporation or any Subsidiary of the Corporation, and any securities which are Beneficially Owned (within the meaning of Clauses (i) or (ii) of this Subsection 1.1(d)) by any Affiliate or Associate of such other Person or any Person that is acting jointly or in concert with, or has any agreement, arrangement or understanding of the type referred to above with, such other Person;

    provided, however, that a Person shall not be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of, or to "Beneficially Own", any security:

    (iv)
    solely because such security has been deposited or tendered pursuant to a tender or exchange offer or take-over bid made by such Person or any of such Person's Affiliates or Associates until the earlier of such deposited or tendered security being accepted unconditionally for payment or exchange or being taken up and paid for;

    (v)
    solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Company Act and the Securities Act, except if such power (or the arrangements relating thereto) is then reportable under Section 129 of the Securities Act or under Item 4 of BCF 54-901F under the Securities Act;

    (vi)
    solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security in connection with, or in order to participate in, a public proxy solicitation made or to be made pursuant to, and in accordance with, the applicable rules and regulations referred to in clause (v) above, except if such power (or the arrangements relating thereto) is then reportable under Section 112 of the Securities Act or under Item 4 of Form 30 under the Securities Act;

    (vii)
    solely because such Person (hereinafter in this Subclause (vii) referred to as the "Manager"), being principally engaged in the business of managing investment funds for other Persons who are not Affiliates or Associates of the Manager and who do not act jointly or in concert with the Manager as part of the Manager's duties as agent for fully managed accounts, holds or exercises voting or dispositive power over such security; provided, however, that:

    (A)
    such security shall be deemed, in such case, to be Beneficially Owned by such other Persons;

    (B)
    the Manager does not, individually, Beneficially Own in excess of five percent of the outstanding Voting Shares; and

    (C)
    the Manager has not participated in, has not made, does not propose or intend to make and is not participating in, a Takeover Bid or any plan or proposal relating thereto or resulting therein, either alone or by acting jointly or in concert with any other Person;

      and provided further that, notwithstanding the foregoing, the Board of Directors shall have the right to and may determine, acting in good faith, that conditions exist which should disentitle the Manager from relying on this Subclause (vii) and, in such event, the Manager's Beneficial Ownership of securities shall be determined without reference to this Subclause (vii); or

    (viii)
    held for or pursuant to the terms of any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or any Subsidiary of the Corporation.

    For purposes of this Agreement, in determining the percentage of the outstanding Voting Shares with respect to which a Person is or is deemed to be the Beneficial Owner, all Voting Shares as to which such Person is deemed the Beneficial Owner, including without limiting the generality of the foregoing, all Voting Shares into which the Convertible Securities as to which such Person is or is deemed to be the Beneficial Owner are convertible or exchangeable, shall be deemed outstanding.

  (e)
  "Board of Directors" means the board of directors of the Corporation.

  (f)
  "Business Day" means any day other than a Saturday, Sunday or a day on which chartered banks in the City of Vancouver are authorized or obliged by law to close.

  (g)
  "Close of Business" on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Voting Shares in the City of Vancouver (or, after the Separation Time, the office of the Rights Agent in the City of Vancouver), is closed to the public.

  (h)
  "Common Shares" means the common shares in the capital of the Corporation and "common shares", when used with reference to any Person other than the Corporation, means the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned other Person.

  (i)
  "Company Act" means the Delaware Uniform Commercial Code and the regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

  (j)
  "Convertible Securities" means securities that are or may be, whether or not on conditions, convertible into or exchangeable for Voting Shares, directly or indirectly, or that carry the right or obligation to acquire Voting Shares;

  (k)
  "Election to Exercise" has the meaning attributed thereto in Clause 2.2(d)(i).

  (l)
  "Exempt Acquisition" means a share acquisition in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsections 5.l(d) or 5.1(e).

  (m)
  "Exercise Price" means, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $20.00.

  (n)
  "Expiration Time" means the earlier of: (i) the Termination Time, and (ii) the Close of Business on the date on which the first annual meeting of shareholders of the Corporation following the fifth anniversary of the date of this Agreement is held; provided, however, that if the resolution referred to in Section 5.21 is approved by the Independent Shareholders in accordance with Section 5.21 at such annual meeting then "Expiration Time" means the earlier of (x) the Termination Time and (y) the Close of Business on the tenth anniversary of the date of this Agreement.

  (o)
  "Expiry Date of the Permitted Bid" means the date, which shall not be less than 90 days following the date on which the proper Takeover Bid documentation relating to such Permitted Bid is sent to the shareholders of the Corporation, which is indicated in such documentation as the date until which such Permitted Bid is open for acceptance.

  (p)
  "Flip-in Event" means a transaction or event in or pursuant to which any Person becomes an Acquiring Person.

  (q)
  "Independent Shareholders" means holders of Voting Shares or Convertible Securities, other than (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror, or with any Affiliate or Associate of any Acquiring Person or Offeror and (v) any Person holding Voting Shares or Convertible Securities that are Beneficially Owned by any of such Persons.

  (r)
  "Market Price" per security of any securities on any date of determination means the weighted average price per security (determined as described below) for the 20 consecutive Trading Days (the "Period") through and including the Trading Day two trading days preceding such date; provided, however, that if any of the events described in Section 2.3 hereof shall have caused the prices per security used to determine the Market Price on any Trading Day not to be fully comparable with the price per security on the Trading Day immediately preceding such date of determination each such price per security so used shall be appropriately adjusted in the manner provided for in Section 2.3 in order to make it fully comparable with the price per security on the Trading Day immediately preceding such date of determination. The weighted average price per security of any securities on any date shall be:

    (i)
    determined by dividing the aggregate value of securities sold on the American Stock Exchange or, if the securities are not listed thereon, on such stock exchange on which the securities are then listed (as may be selected for such purpose by the directors of the Corporation) or, if the securities are not then listed on any stock exchange, then on the over-the-counter market on which the securities are then traded, during the Period by the aggregate volume of securities sold during the Period; and

    (ii)
    provided, however, that if for any reason there is no market for the securities during the Period, the Market Price shall be as determined by the Board of Directors, after consultation with an internationally recognized investment dealer or investment banker.

  (s)
  "Offer to Acquire" includes;

  (i)
  an offer to purchase or a solicitation of an offer to sell Voting Shares or Convertible Securities, or a public announcement of an intention to make such an offer or solicitation; and

  (ii)
  an acceptance of an offer to sell Voting Shares or Convertible Securities, whether or not such offer to sell has been solicited;

    or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

  (t)
  "Offeror" means a Person who has announced an intention to make, or who has made, a Takeover Bid.

  (u)
  "Offeror's Securities" means the aggregate of the Voting Shares and Convertible Securities Beneficially Owned on the date of a Takeover Bid by an Offeror.

  (v)
  "Permitted Bid" means a Takeover Bid made in compliance with, and not on a basis which is exempt from or otherwise not subject to, the provisions of Part 13 of the Securities Act, subject to any exemptions ordered or granted for purposes of uniformity, and which also complies with the following additional requirements:

  (i)
  the same Takeover Bid is made for all outstanding Voting Shares and Convertible Securities to all holders of record of Voting Shares and Convertible Securities wherever resident as registered in the books of the Corporation;

  (ii)
  the Offeror's Securities do not, in the aggregate, exceed 5% of the outstanding Voting Shares or Voting Shares issuable upon the exercise of Convertible Securities, as the case may be, and the Offeror does not become the Beneficial Owner of any additional Voting Shares or Convertible Securities prior to the Close of Business on the Expiry Date of the Permitted Bid;

  (iii)
  the TakeOver Bid contains, and the take-up and payment for securities tendered or deposited thereunder is subject to, irrevocable and unqualified provisions that:

  (A)
  no Voting Shares or Convertible Securities will be taken up or paid for pursuant to the Takeover Bid (x) prior to the Close of Business on the Expiry Date of the Permitted Bid and (y) unless, at the Close of Business on the Expiry Date of the Permitted Bid, more than 50% of the then outstanding Voting Shares and Convertible Securities, other than the Offeror's Securities, have been deposited or tendered pursuant to the Takeover Bid and not withdrawn;

      (B)
      Voting Shares and Convertible Securities may be deposited pursuant to such Takeover Bid at any time prior to the Close of Business on the Expiry Date of the Permitted Bid;

      (C)
      any Voting Shares and Convertible Securities deposited pursuant to the Takeover Bid may be withdrawn until taken up and paid for;

      (D)
      in the event that the requirement set forth in Subclause (A)(y) of this Clause 1.1(v)(iii) is satisfied, the Offeror will make a public announcement of that fact and the Takeover Bid will remain open for deposits and tenders of Voting Shares and Convertible Securities for not less than ten days from the date of such public announcement; and

      (E)
      if the consideration offered pursuant to the Takeover Bid is not payable entirely in cash, the circular accompanying or forming part of the Takeover Bid shall be accompanied by an opinion of an internationally recognized investment dealer or investment banker dated the date of the Takeover Bid and addressed to the offeree holders of Voting Shares and Convertible Securities (x) that the value of the consideration to be paid to the holders of Voting Shares and Convertible Securities of the Corporation is fair to such holders and (y) as to the market trading cash value of the non-share consideration in the hands of the offeree holders of Voting Shares and Convertible Securities on a fully distributed basis.

    For purposes of this Agreement, (i) should a Permitted Bid cease to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above at any time, any acquisition of Voting Shares or Convertible Securities made pursuant to such Permitted Bid, including any acquisition of Voting Shares and Convertible Securities theretofore made, shall cease to be a Permitted Bid Acquisition, and (ii) should the initial terms of a Permitted Bid be varied by reason only of an increase in the cash consideration offered to the shareholders of the Corporation, the initial period of time during which shareholders may deposit their Voting Shares and Convertible Securities pursuant to the Permitted Bid shall continue to run, unaffected by such variation. In all other circumstances, any change or variation to the initial terms or conditions of a Permitted Bid shall trigger a new period of at least 90 days during which Voting Shares and Convertible Securities may be deposited pursuant to the Takeover Bid and the initial Expiry Date of the Permitted Bid shall be modified accordingly.

  (w)
  "Permitted Bid Acquisition" means an acquisition of Voting Shares and Convertible Securities made pursuant to a Permitted Bid.

  (x)
  "Person" includes any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, corporation or other incorporated or unincorporated organization.

  (y)
  "Pro Rata Acquisition" means an acquisition by a Person of Voting Shares or Convertible Securities pursuant to (w) any dividend reinvestment plan or share purchase plan of the Corporation, (x) a stock dividend, a stock split or other event pursuant to which such Person becomes the Beneficial Owner of Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares or Convertible Securities of the same class or series, (y) the exercise of rights to purchase Voting Shares or Convertible Securities distributed to all holders of Voting Shares or Convertible Securities pursuant to a rights offering which complies with the requirements of Policy No. 3-05 of the British Columbia Securities Commission or is made pursuant to a prospectus or (z) a distribution to the public of Voting Shares, or Convertible Securities made pursuant to a prospectus or by way of a private placement completed in accordance with applicable securities legislation; provided, however, in the case of an acquisition referred to in Subclause (z), such acquisition is made for such number of Voting Shares or Convertible Securities or of such securities as is necessary for such Person to maintain the percentage of Voting Shares and Convertible Securities, as the case may be, that such Person held immediately prior to the announcement of such distribution to the public or private placement.

  (z)
  "Record Time" means the Opening of Business (Vancouver time) on March 25, 2003.

  (aa)
  "Redemption Price" has the meaning attributed thereto in Clause 5.1(a).

  (bb)
  "Regular Periodic Cash Dividend" means cash dividends paid on the Voting Shares at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed in the aggregate in any fiscal year, on a per share basis, the greatest of:

  (i)
  200% of the aggregate amount of cash dividends declared payable by the Corporation on the Voting Shares in its immediately preceding fiscal year divided by the number of Voting Shares outstanding as at the end of such fiscal year;

  (ii)
  300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on the Voting Shares in its three immediately preceding fiscal years divided by the arithmetic mean of the numbers of Voting Shares outstanding as at the end of each of such fiscal years; and

  (iii)
  100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Voting Shares outstanding as at the end of such fiscal year.

  (cc)
  "Rights Certificate" means the certificates representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A.

  (dd)
  "Securities Act" means the Securities Act (British Columbia), as amended, and the regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

  (ee)
  "Separation Time" means the Close of Business on the tenth day after the earlier of:

  (i)
  the Stock Acquisition Date; and

  (ii)
  the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Takeover Bid (other than a Permitted Bid, so long as such Takeover Bid continues to satisfy the requirements of a Permitted Bid);

    or such earlier or later date as may from time to time be determined by the Board of Directors, provided that if any such Takeover Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time, such offer shall be deemed, for the purposes of this Subsection 1.1(ae), never to have been made.

  (ff)
  "Stock Acquisition Date" means the first date of public announcement (which for purposes of this definition includes, without limitation, a report filed pursuant to Section 129 of the Securities Act) of facts indicating that a Person has become an Acquiring Person.

  (gg)
  "Subsidiary" of any specified Person means any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity interest is Beneficially Owned, directly or indirectly, by such Person.

  (hh)
  "Takeover Bid" means an Offer to Acquire Voting Shares or Convertible Securities where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the

    Convertible Securities subject to the Offer to Acquire are convertible or exchangeable, and the Offeror's Securities constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire.

  (ii)
  "Termination Time" means the time at which the right to exercise Rights shall terminate pursuant to Subsections 3.2(b) or 5.1(c).

  (jj)
  "Trading Day", when used with respect to any securities, means any day on which the principal securities exchange (as determined by the Board of Directors) on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange, a Business Day.

  (kk)
  "Voting Shares" means the Common Shares of the Corporation and any other shares of capital stock or voting interests of the Corporation entitled to vote generally in the election of directors and "voting shares", when used with reference to any Person other than the Corporation, means common shares of such other Person and any other shares of capital stock or voting interests of such other Person entitled to vote generally in the election of the directors of such other Person. For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be, and be deemed to be, the product determined by the formula;

100	×	A

B

    where

    A = the aggregate number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person, including without limitation the Voting Shares into which the Convertible Securities Beneficially Owned by such Person are convertible or exchangeable; and

    B = the aggregate number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

    Where such Person is deemed to Beneficially Own unissued Voting Shares, such unissued Voting Shares Beneficially Owned by such person shall be deemed to be outstanding for the purpose of both A and B above.

  (ll)
  "Voting Share Reduction" means an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the percentage of Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding.

1.2  Currency

        All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

  (a)
  Number and Gender. Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

  (b)
  Sections and Headings. The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof"", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections, Subsections, Clauses and Subclauses are to Articles, Sections, Subsections, Clauses and Subclauses of this Agreement.

  (c)
  Statutory References. Unless the context otherwise requires, any reference herein to a specific Section, Subsection, Clause or Rule of any act or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

  (d)
  Acting Jointly or in Concert. For the purposes of this Agreement, a Person shall be deemed to be acting jointly or in concert with another Person if such Person would be deemed to be acting jointly or in concert with such Person for the purpose of Part 13 of the Securities Act.

2.    THE RIGHTS

2.1  Legend on Voting Share Certificates

  (a)
  Certificates for Voting Shares and Convertible Securities issued after the Record Time but prior to the earlier of (i) the Separation Time and (ii) the Expiration Time shall, subject to Subsection 2.3(j), also evidence one Right for each Voting Share represented thereby or issuable upon the exercise or conversion thereof and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

    "Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Agreement made as of June 20, 1997 as amended and restated on March 25, 2003 (the "Rights Agreement"), between the Corporation and Computershare Trust Company of Canada, as Rights Agent, the terms of which are incorporated herein by reference and a copy of which is on file at the records office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail, or arrange for the mailing of, a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor."

  (b)
  Certificates representing Voting Shares and Convertible Securities that are issued and outstanding at the Record Time shall evidence one Right for each Voting Share evidenced thereby or issuable upon the exercise or conversion thereof, notwithstanding the absence of the foregoing legend, until the earlier of (i) the Separation Time and (ii) the Expiration Time.

2.2  Initial Exercise Price; Exercise of Rights; Detachment of Rights

  (a)
  Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price, as at the Business Day immediately preceding the Separation Time (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

  (b)
  Until the Separation Time (i) the Rights shall not be exercisable and no Right may be exercised and (ii) for administrative purposes, each Right will be evidenced by the certificate for the associated Voting Share or Convertible Security registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Share or Convertible Security.

  (c)
  After the Separation Time and prior to the Expiration Time, the Rights may be exercised and the registration and transfer of the Rights shall be separate from and independent of the Voting Shares and the Convertible Securities. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Voting Shares and Convertible Securities as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown on the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

  (i)
  a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

  (ii)
  a disclosure statement prepared by the Corporation describing the Rights.

  (d)
  Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in Vancouver:

  (i)
  the Rights Certificate evidencing such Rights, with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other legal personal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

  (ii)
  payment in cash, or by certified cheque or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

  (e)
  Upon receipt of a Rights Certificate, with an Election to Exercise appropriately completed and duly executed, which does not indicate that such Right is void as provided by Subsection

    3.1 (b), accompanied by payment as set forth in Clause 2.2(d)(ii), the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

    (i)
    requisition from the transfer agent of the Corporation certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably agreeing to authorize such transfer agent to comply with all such requisitions);

    (ii)
    after receipt of such Common Share certificates, deliver such certificates to, or to the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

    (iii)
    when appropriate, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;

    (iv)
    after receipt of such cash, deliver such cash to, or to the order of, the registered holder of the Rights Certificate; and

    (v)
    tender to the Corporation all payments received on exercise of the Rights.

  (f)
  If the holder of any Rights exercises less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

  (g)
  The Corporation covenants and agrees that it will:

  (i)
  take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares(subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-Assessable;

  (ii)
  take all such action as may reasonably be considered to be necessary and within its power to comply with any applicable requirements of the Company Act, the Securities Act and the securities legislation of each applicable jurisdiction in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights; and

  (iii)
  use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed upon issuance on the stock exchange(s) and/or over-the-counter market where the Common Shares may be listed and/or quoted at that time.

2.3  Adjustments to Exercise Price; Number of Rights

  (a)
  The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

  (b)
  In the event that the Corporation at any time after the Record Time and prior to the Expiration Time:

  (i)
  declares or pays a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) other than pursuant to any dividend reinvestment plan;

  (ii)
  subdivides or changes the then outstanding Common Shares into a greater number of Common Shares;

  (iii)
  consolidates or changes the then outstanding Common Shares into a smaller number of Common Shares; or

    (iv)
    issues any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) in respect of, in lieu of, or in exchange for existing Common Shares,

    the Exercise Price and the number of Rights outstanding shall be adjusted as follows:

    (v)
    the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (the "Adjustment Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

    (vi)
    each Right held prior to such adjustment will become that number of Rights equal to the Adjustment Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share will have exactly one Right associated with it.

  (c)
  In the event that the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the making of a distribution to substantially all holders of Common Shares of rights entitling them to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per Common Share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 85 percent of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price per Common Share and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights to be so offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in consideration, part or all of which will be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors. To the extent that such rights are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend reinvestment plan and/or any share purchase plan (so long as such right to purchase is in no case evidenced by the delivery of rights by the Corporation) shall not be deemed to constitute an issue of rights by the Corporation; provided, however, that, in the case of any dividend reinvestment plan or share purchase plan, the right to purchase Common Shares is at a price per share of not less than 85 percent of the current Market Price per share (determined in accordance with such plans) of the Common Shares.

  (d)
  In the event that the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the making of a distribution to substantially all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares but including any dividend payable in securities other than Common Shares) or rights entitling them to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 85 percent of the Market Price per Common Share on such record date (excluding rights referred to in Subsection 2.3(c)), the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, or rights so to be distributed applicable to a Common Share.

  (e)
  Each adjustment made pursuant to this Section 2.3 shall be made as of:

  (i)
  the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance, in the case of an adjustment made pursuant to Subsection 2.3(b); and

  (ii)
  the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Subsections 2.3(c) or (d).

  (f)
  In the event that the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any shares of capital stock (other than Common Shares), or rights to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clauses 2.3(b)(i) or (iv), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(b), (c) and (d) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(b), (c) and (d), such adjustments, rather than the adjustments contemplated by Subsections 2.3(b), (c) and (d), shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

  (g)
  Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments made pursuant to this Section 2.3 shall be made to the nearest cent or to the nearest one thousandth of a Common Share or a Right, as the case may be.

  (h)
  All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

  (i)
  Unless the Co-ration shall have exercised its election, as provided in Subsection 2.3(j), upon each adjustment of an Exercise Price as a result of the calculations made in Subsection 2.3(c) and (d), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the relevant Exercise Price in effect immediately prior to such adjustment of the relevant Exercise Price; and (ii) dividing the product so obtained by the relevant Exercise Price in effect immediately after such adjustment of the relevant Exercise Price.

  (j)
  The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter but, if the Rights Certificates have been issued, shall be at least ten calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(j), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing, subject to Section 5.6, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

  (k)
  Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

  (l)
  In any case in which this Section 2.3 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

  (m)
  Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in its good faith judgment the Board of

    Directors shall determine to be advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends or (v) issuance of rights, or options referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders.

  (n)
  The Corporation covenants and agrees that, after the Separation Time, it will not, except as permitted by Sections 5.1 or 5.5, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

  (o)
  Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

  (i)
  file with the Rights Agent and with the transfer agent for Corporation a certificate specifying the particulars of such adjustment or change; and

  (ii)
  cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

    Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4  Date on Which Exercise is Effective

        Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with an appropriately completed and duly executed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes or charges payable by such Person hereunder) was made in accordance with Subsection 2.2(d); provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the holder of record of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5  Execution, Authentication, Delivery and Dating of Rights Certificates

  (a)
  The Rights Certificates shall be executed on behalf of the Corporation by its Chief Executive Officer, its Chief Financial Officer or its Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

  (b)
  Promptly following the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent will countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

  (c)
  Each Rights Certificate shall be dated the date of countersignature thereof.

2.6  Registration, Registration of Transfer and Exchange

  (a)
  After the Separation Time, the Corporation will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers and exchanges of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

  (b)
  After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(d) and 3.1(b), the Corporation will execute, and the Rights Agent will countersign, deliver and register, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

  (c)
  All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

  (d)
  Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

2.7  Mutilated, Destroyed, Lost and Stolen Rights Certificates

  (a)
  If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

  (b)
  If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and, upon request by the Corporation, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

  (c)
  As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

  (d)
  Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8  Persons Deemed Owners

        Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate or Convertible Security certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Time, such Voting Share certificate or Convertible Security certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights means the registered holder of such Rights (or, prior to the Separation Time, the holder of such associated Voting Shares or Convertible Securities).

2.9  Delivery and Cancellation of Certificates

        All Rights Certificates surrendered upon exercise or for redemption, or for registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10 Agreement of Rights Holders

        Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

  (a)
  such holder shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

  (b)
  prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Voting Share;

  (c)
  after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;

  (d)
  prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate or Convertible Security certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate or Convertible Security certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate, the associated Voting Share certificate or the associated Convertible Security certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

  (e)
  such holder is not entitled to receive any fractional Rights or fractional Common Shares upon the exercise of Rights; and

  (f)
  without the approval of any holder of Rights and upon the sole authority of the Board of Directors this Agreement may be supplemented or amended from time to time as provided herein.

3.    ADJUSTMENTS TO THE RIGHTS

3.1  Flip-In Event

  (a)
  Subject to Section 3.2 and Subsections 5.1(d) and 5.1(e), in the event that prior to the Expiration Time a Flip-in Event occurs, each Right shall constitute, effective from and after the Close of Business on the tenth day following the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

  (b)
  Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by an Acquiring Person shall become null and void without any further action and any holder of such Rights (including any transferee of, or other successor in title to, such Rights, whether directly or indirectly) shall thereafter have no right to exercise such Rights under any provision of this Agreement and shall have no other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1(b) and such Rights shall become null and void.

  (c)
  After the Separation Time, the Corporation shall do all such acts and things as are necessary and within its power to ensure compliance with the provisions of this Section 3.1 including, without limitation, all such acts and things as may be required to satisfy the requirements of the Company Act in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

3.2  Exchange Option

  (a)
  In the event that the Board of Directors determines that conditions exist which would eliminate or otherwise materially diminish in any respect the benefits intended to be afforded to the holders of Rights pursuant to this Agreement, the Board of Directors may, at its option and without seeking the approval of the holders of Voting Shares or Rights, at any time after a Flip-in Event has occurred, authorize the Corporation to issue or deliver in respect of each Right which is not void pursuant to Subsection 3.1(b), either:

  (i)
  in return for the Exercise Price and the Right, cash, debt or equity securities or other assets (or a combination thereof) having a cash value equal to twice the Exercise Price; or

  (ii)
  in return for the Right and without further charge, subject to any amounts that may be required to be paid under applicable law, cash, debt or equity securities or other assets (or a combination thereof) having a cash value equal to the Exercise Price, in full and final settlement of all rights attaching to the Rights, where in either case the value of such debt or equity securities or other assets shall be determined by the Board of Directors who may rely upon the advice of an internationally recognized investment dealer or investment banker selected by the Board of Directors. To the extent that the Board of Directors determines that some action need be taken pursuant to this Section 3.2, the Board of Directors may suspend the exercisability of the Rights for a period of up to 90 days following the date of the occurrence of the relevant Flip-in Event in order to decide the appropriate form of distribution to be made and to determine the value thereof. In the event of any such suspension, the Corporation shall notify the Rights Agent and issue as promptly as practicable a public announcement stating that the exercisability of the Rights has been temporarily suspended and indicating the period of such suspension.

  (b)
  If the Board of Directors authorizes the exchange of debt or equity securities or other assets (or a combination thereof) for Rights pursuant to Subsection 3.2(a), then, without any further action or notice, the right to exercise the Rights will terminate and the only right thereafter of a holder of Rights shall be to receive such debt or equity securities or other assets (or a combination thereof) in accordance with the exchange formula authorized by the Board of Directors. Within ten Business Days after the Board of Directors has authorized the exchange of debt or equity securities or other assets (or a combination thereof) for Rights pursuant to Subsection 3.2(a), the Corporation shall give notice of such exchange to the holders of such Rights. Each such notice of exchange will state the method by which the exchange of debt or equity securities or other assets (or a combination thereof for Rights will be effected.

4.    THE RIGHTS AGENT

4.1  General

  (a)
  The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents shall be as the Corporation may determine. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

  (b)
  The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Voting Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2  Merger or Consolidation or Change of Name of Rights Agent

  (a)
  Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

  (b)
  In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3  Duties of Rights Agent

        The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

  (a)
  The Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to rely in good faith on the advice of any such expert;

  (b)
  Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

  (c)
  The Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct;

  (d)
  The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Voting Shares or the Rights Certificates all such statements and recitals are and will be deemed to have been made by the Corporation only;

  (e)
  The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Voting Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Subsection 2.3(o) hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

  (f)
  The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

  (g)
  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, Chief Financial Officer or the Secretary of the Corporation, and to apply to such Persons for advice or instructions in connection with its duties and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Person;

  (h)
  Subject to compliance with all applicable laws, the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Voting Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

  (i)
  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4  Change of Rights Agent

        The Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to the transfer agent(s) of the Corporation by registered or certified mail, and to the holders of the Rights in accordance with Section 5.10. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to the transfer agent(s) of the Corporation by registered or certified mail, and to the holders of the Rights in accordance with

Section 5.10. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent then any holder of Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Corporation, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

5.    MISCELLANEOUS

5.1  Redemption and Waiver

  (a)
  The Board of Directors may, at its option, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

  (i)
  If an Offeror successfully completes a Permitted Bid, the Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the Expiry Date of the Permitted Bid.

  (ii)
  If the Board of Directors elects to or is deemed to have elected to redeem the Rights, the right to exercise the Rights will thereupon without further action and without notice terminate and the only right thereafter of the holder of a Right shall be to receive the Redemption Price. Within ten days of the Board of Directors electing or being deemed to have elected to redeem the Rights, the Corporation shall give notice of such redemption to the holders of the then outstanding Rights. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

  (iii)
  The Board of Directors may, until the occurrence of a Flip-in Event, determine, upon prior written notice delivered to the Rights Agent, to waive the application of Section 3.1 to any particular Flip-in Event.

  (iv)
  The Board of Directors may, prior to the Close of Business on the tenth day following the Stock Acquisition Date, determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 to that Flip-in Event, provided that the Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this Subsection 5.1(e) it is no longer an Acquiring Person. In the event of such a waiver, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred.

5.2  Rights upon Exercise or Conversion of Convertible Securities

        For the sake of certainty, it is agreed that, upon the issue of a Voting Share upon the exercise or conversion of a Convertible Security, the Right in respect of the Voting Share issuable upon the exercise or conversion of the Convertible Security shall be deemed to be exchanged for a Right in respect of the Voting Share so issued.

5.3  Expiration

        No Person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) hereof.

5.4  Issuance of New Rights Certificates

        Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.5  Supplements and Amendments

  (a)
  Subject to Subsections 5.5(b) and (c), the Corporation may from time to time, without the approval of any holders of Rights, Voting Shares or Convertible Securities, amend, vary or delete any of the provisions of this Agreement and the Rights in order to:

  (i)
  Make such changes as the Board of Directors, acting in good faith, may determine are necessary or desirable, provided that no such amendment, variation or deletion made on or after the Stock Acquisition Date shall materially adversely affect the interests of the holders of Rights generally and provided further that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto;

  (ii)
  cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any of the other provisions herein or otherwise defective; or

  (iii)
  increase or decrease the Exercise Price.

  (b)
  Any amendment, variation or deletion made by the Board of Directors pursuant to Clause 5.5(a)(i) in connection with the definitions of "Acquiring Person", "Expiration Time", "Flip-in Event" or "Permitted Bid" shall:

  (i)
  if made prior to the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such amendment, variation or deletion, confirm or reject such amendment or supplement; or

  (ii)
  if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by a majority of the votes cast by the holders of Rights who vote in respect of such amendment, variation or deletion, confirm or reject such amendment or supplement.

  An amendment, variation or deletion shall be effective from the date of the resolution of the Board of Directors adopting such amendment, variation or deletion until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment, variation or deletion is confirmed, it continues in effect in the form so confirmed. If such amendment, variation or deletion is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment, variation or deletion shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

  (c)
  The Corporation may, with the consent of the holders of Rights, at any time on or after the Stock Acquisition Date, amend, vary or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. The consent of the holders of the Rights shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Company Act with respect to meetings of shareholders of the Corporation.

  (d)
  Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Company Act with respect to meetings of shareholders of the Corporation.

5.6  Fractional Rights and Fractional Shares

  (a)
  The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, there shall be paid to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Value of a whole Right in lieu of such fractional Rights.

  (b)
  The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Value of one Common Share.

5.7  Rights of Action

        Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's entitlement to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.8  Holder of Rights Not Deemed a Shareholder

        No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to generally vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.9 hereof), or to receive dividends or subscription rights or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.9  Notice of Proposed Actions

        In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets, then, in each such case, the Corporation shall give to each holder of a Right, a notice of such proposed action, which shall specify the date on which such liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of taking of such proposed action by the Corporation.

5.10 Notices

  (a)
  Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, or by facsimile transmission addressed (until another address is filed in writing with the Rights Agent) as follows:

    Genetronics Biomedical Corporation
    11199 Sorrento Valley Road
    San Diego, CA USA
    92121-1334

    Telephone: (877) 436-3876
    Facsimile: (858) 597-0451

  (b)
  Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, or by facsimile transmission addressed (until another address is filed in writing with the Corporation) as follows:

    Computershare Trust Company of Canada
    510 Burrard Street
    Vancouver, BC
    V6C 3B9

    Attention: Manager, Stock Transfer Department

    Telephone: (604) 661-9400
    Facsimile: (604) 683-3694

  (c)
  Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears on the Rights Register or, prior to the Separation Time, on the registry books of the Corporation for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

5.11 Costs of Enforcement

        The Corporation agrees that if the Corporation or any other Person, the securities of which are purchasable upon exercise of Rights, fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.12 Regulatory Approvals

        Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority. Without limiting the generality of the foregoing, any issuance or delivery of debt or equity securities (other than non-convertible debt securities) of the Corporation upon the exercise of Rights shall be subject to the prior approval, acceptance or consent of The American Stock Exchange and any other stock exchange on which the securities of the Corporation are then listed.

5.13 Other Jurisdictions

        If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada and the United States, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a resident fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the fiduciary or to the fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.14 Successors

        All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.15 Benefits of this Agreement

        Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.16 Governing Law

        This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

5.17 Counterparts

        This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.18 Severability

        If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.19 Effective Date

        This Agreement is effective from the date hereof. If the Rights Plan is not confirmed by resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such Rights Plan at a meeting to be held on May 22, 2003, then this Agreement and any then outstanding Rights shall be of no further force and effect.

5.20 Time of the Essence

        Time shall be of the essence hereof.

5.21 Shareholder Review

        At the first annual meeting of shareholders of the Corporation following the fifth anniversary of the date of this Agreement, provided that a Flip-in Event has not occurred prior to such time, the Board of Directors shall submit a resolution to the Independent Shareholders for their consideration and, if thought fit, approval, ratifying the continued existence of the Rights Plan. If a majority of the votes cast by Independent Shareholders who vote in respect of such resolution are voted against the continued existence of the Rights Plan, then the Board of Directors shall, immediately upon the confirmation by the Chairman of such shareholders' meeting of the result of the vote on such resolution and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

5.22 Determinations and Actions by the Board of Directors

        The Board of Directors shall have the exclusive power and authority to administer and amend this Agreement in accordance with the terms hereof and to exercise all rights and powers specifically granted hereunder to the Board of Directors or the Corporation, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend the Agreement, in accordance with the terms hereof). All such actions, calculations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Corporation, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors to any liability to the holders of the Rights or any other parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GENETRONICS BIOMEDICAL CORPORATION
Per:
/s/ James L. Heppell Authorized Signatory
COMPUTERSHARE TRUST COMPANY OF CANADA
Per:
/s/ Linda Buckley Authorized Signatory

EXHIBIT A

[Form of Rights Certificate]

    Certificate No.                        Rights

    THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF SUCH AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, CERTAIN RELATED P OF AN ACQUIRING PERSON OR A TRANSFEREE OF AN ACQUIRING PERSON OR ANY SUCH RELATED PARTIES WILL BECOME VOID WITHOUT FURTHER ACTION.

Rights Certificate

        This certifies that                        is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Agreement made as of June 20, 1997 and amended and restated as of March 25, 2003 (the "Rights Agreement") between Genetronics Biomedical Corporation, a corporation continued under the laws of the State of Delaware (the "Corporation"), and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation, at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate, together with the Form of Election to Exercise appropriately completed and duly executed, to the Rights Agent at its offices in Vancouver. Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be $20.00 per Right (payable in cash, certified cheque or money order payable to the order of the Corporation).

        In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share (or a combination thereof), all as provided in the Rights Agreement.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the head office of the Corporation and are available upon written request.

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent in the City of Vancouver, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Corporation at a redemption price of $0.001 per Right, subject to adjustment in certain events, or (ii) may be exchanged, at the option of the Corporation, for cash, debt or equity securities or other assets (or a combination thereof).

        No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of any meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Corporation.

Date:

GENETRONICS BIOMEDICAL CORPORATION
Per:
Authorized Signatory
Countersigned:
COMPUTERSHARE TRUST COMPANY OF CANADA
Per:
Authorized Signatory

2

FORM OF ELECTION TO EXERCISE

TO: GENETRONICS BIOMEDICAL CORPORATION

The undersigned hereby irrevocably elects to exercise                        whole Rights represented by this Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of and delivered to:

Name
Address
City and Province
Social Insurance No. or other taxpayer identification number
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Name
Address
City and Province
Social Insurance No. or other taxpayer identification number
Date	Signature
Signature Guaranteed

Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature must be guaranteed by a member firm of a recognised stock exchange in Canada, a member of the Investment Dealers Association of Canada or a commercial bank or trust company having an office or correspondent in Canada.

(To be completed if true)

        The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Voting Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or by any Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of any such other Person (as such terms are defined in the Rights Agreement).

Signature

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein.

Date	Signature
Signature Guaranteed

Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature must be guaranteed by a member firm of a recognised stock exchange in Canada, a member of the Investment Dealers Association of Canada or a commercial bank or trust company having an office or correspondent in Canada.

(To be completed if true)

The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Voting Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or by any Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of any such other Person (as such terms are defined in the Rights Agreement).

Signature

NOTICE

In the event that the certifications set forth above in the Forms of Election to Exercise and Assignment are not completed, the Corporation shall deem the Beneficial Owner of the Rights represented by this Rights Certificate to be an Acquiring Person (as defined in the Rights Agreement) and, accordingly, such Rights shall be null and void.

GENETRONICS BIOMEDICAL CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Dr. Avtar Dhillon, President and Chief Executive Officer and a director of Genetronics, and James L. Heppell, Chairman of the Board and a director of Genetronics, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Genetronics held of record by the undersigned as of April 21, 2003, at the Annual Meeting of Stockholders to be held on May 22, 2003, or any adjournment thereof.

1.
Election of Directors:

  [    ]    FOR all nominees listed below (except as marked to the contrary below)

  [    ]    AGAINST all nominees

        (INSTRUCTIONS: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)

  Avtar Dhillon, M.D.
  Tazdin Esmail
  James L. Heppell
  Gordon J. Politeski
  Felix Theeuwes, Ph.D.

2.
To approve the Amended and Restated Shareholder Rights Agreement dated March 25, 2003.

  [    ]    FOR

  [    ]    AGAINST

  [    ]    ABSTAIN

3.
To ratify the appointment of Genetronics' independent auditors.

  [    ]    FOR

  [    ]    AGAINST

  [    ]    ABSTAIN

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(CONTINUED AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS, THE ELECTION OF EACH OF THE NOMINEES, AND FOR APPROVING THE AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If stockholder is a partnership, please sign in partnership name by authorized person.

Dated:	, 2003

Signature
Signature if held jointly
Print Name

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR MAIL BY FIRST-CLASS MAIL TO:

  Linda Buckley
  Computershare Trust Company
  100 University Avenue, 9th Floor
  Toronto, Ontario M5J2Y1
  CANADA

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 22, 2003
Proxy Statement for Annual Meeting of Stockholders
GENERAL INFORMATION
DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY OF EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL ACCOUNTING FIRM FEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AN EXTENSION TO THE EXISTING SHAREHOLDER RIGHTS PLAN
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
FORM 10-K AND ANNUAL REPORT
TRANSACTION OF OTHER BUSINESS
  EXHIBIT A
AMENDED AND RESTATED SHAREDHOLDER RIGHTS AGREEMENT
EXHIBIT A [Form of Rights Certificate]
FORM OF ELECTION TO EXERCISE
FORM OF ASSIGNMENT
NOTICE
GENETRONICS BIOMEDICAL CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS